EXHIBIT 99.2

                                                           EXECUTION  COPY






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                                  CWABS, INC.

                                 as Purchaser,

                                      and

                         COUNTRYWIDE HOME LOANS, INC.

                                  as Seller,


                              PURCHASE AGREEMENT

                          Dated as of August 30, 1999




             Revolving Home Equity Loan Asset Backed Certificates
                                 Series 1999-C





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                               TABLE OF CONTENTS
                                                                      Page

                                   ARTICLE I

                                  DEFINITIONS

    Section 1.1.  Definitions................................................1

                                  ARTICLE II

               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

    Section 2.1.  Sale of the Mortgage Loans................................1
    Section 2.2.  Obligations of Seller Upon Sale...........................2
    Section 2.3.  Payment of Purchase Price for the
                    Mortgage Loans..........................................3

                                  ARTICLE III

              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

    Section 3.1.  Seller Representations and Warranties.....................4
    Section 3.2.  Seller Representations and Warranties Relating
                    to the Mortgage Loans...................................5

                                  ARTICLE IV

                              SELLER'S COVENANTS

    Section 4.1.  Covenants of the Seller..................................10

                                   ARTICLE V

                                   SERVICING

    Section 5.1.  Servicing................................................10

                                  ARTICLE VI

                                  TERMINATION

    Section 6.1.  Termination..............................................10

                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS

    Section 7.1.  Amendment................................................11
    Section 7.2.  Governing Law............................................11
    Section 7.3.  Notices..................................................11
    Section 7.4.  Severability of Provisions...............................11
    Section 7.5.  Counterparts.............................................11
    Section 7.6.  Further Agreements.......................................12
    Section 7.7.  Successors and Assigns: Assignment of Purchase
                    Agreement..............................................12
    Section 7.8.  Survival.................................................12

         PURCHASE AGREEMENT, dated as of August 30, 1999 (this "Agreement"), between Countrywide Home Loans, Inc., a New York corporation (the "Seller"), and CWABS, Inc., a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H

         WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness (the "Mortgage Notes") so indicated on Schedule I hereto, and Related Documentation (as defined below) (collectively, the "Mortgage Loans"); and

         WHEREAS, the Seller owns the mortgages (the "Mortgages") on the properties (the "Mortgaged Properties") securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any hazard insurance policies in respect of the Mortgage Loans; and

         WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser pursuant to the terms of this Agreement; and

         WHEREAS, pursuant to the terms of a Pooling and Servicing Agreement dated as of August 30, 1999 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor, the Seller, as sponsor and master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"), the Purchaser will convey the Mortgage Loans to the Trust.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

                                  ARTICLE II

               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

         Section 2.1. Sale of the Mortgage Loans. The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, whether now existing or hereafter created: (i) each Mortgage Loan, including its Asset Balance (including all Additional Balances) and all collections in respect thereof received after the Cut-off Date (excluding payments in respect of accrued interest due on or prior to the Cut-off Date); (ii) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;
(iii) the interest of the Seller in any hazard insurance policies in respect of the Mortgage Loans; (iv) all rights under any guaranty executed in connection with a Mortgage Loan; and (v) all proceeds of the foregoing.

         Section 2.2. Obligations of Seller Upon Sale. In connection with any transfer pursuant to Section 2.1 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Trustee, as assignee of the Purchaser, pursuant to this Agreement and (b) to deliver to the Purchaser a Mortgage Loan Schedule containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, among other things, as of the Cut-off Date (i) its account number and (ii) the related Cut-off Date Asset Balance. Such Mortgage Loan Schedule forms a part of Exhibit C to the Pooling and Servicing Agreement and shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

         The Seller agrees to prepare, execute and file a UCC-1 financing statement with the Secretary of State in the State of California (which shall have been filed on or before the Closing Date with respect to the Mortgage Loans) describing the applicable Mortgage Loans and naming the Seller as debtor and the Purchaser as secured party (and indicating that such loans have been assigned to the Trustee) and all necessary continuation statements and any amendments to the UCC-1 financing statements required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal offices of the Seller, as are necessary to perfect and protect the Trustee's interest in each Mortgage Loan and the proceeds thereof.

         In connection with any conveyance by the Seller, the Seller shall deliver to the Depositor, or at the Depositor's direction, to the Trustee (a) on the Closing Date, with respect to not less than 50% of the Mortgage Loans, and (b) within 30 days following the Closing Date, with respect to the remaining the Mortgage Loans, the following documents or instruments with respect to each Mortgage Loan (the "Related Documentation"):

            (i) the original Mortgage Note endorsed in blank;

            (ii) an original Assignment of Mortgage in blank in recordable form;

            (iii) the original recorded Mortgage or, if, in connection with any Mortgage Loan, the original recorded Mortgage with evidence of recording thereon cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Seller, at the direction of the Purchaser, shall deliver or cause to be delivered to the Trustee, a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Purchaser stating that such original Mortgage has been dispatched to the appropriate public recording official or (ii) in the case of an original Mortgage that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded;

            (iv) if applicable, the original intervening assignments, if any ("Intervening Assignments"), with evidence of recording thereon, showing a complete chain of title to the Mortgage from the originator to the Purchaser or, if any such original Intervening Assignment has not been returned from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original Intervening Assignment has been dispatched to the appropriate public recording official for recordation or (ii) in the case of an original Intervening Assignment that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded;

            (v) a title policy for each Mortgage Loan with a Credit Limit in excess of $100,000;

            (vi) the original of any guaranty executed in connection with the Mortgage Note;

            (vii) the original of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan; and

            (viii) any security agreement, chattel mortgage or equivalent instrument executed in connection with the Mortgage.

         The Seller further hereby confirms to the Purchaser that, as of the Closing Date, it has caused the portions of the Electronic Ledger relating to the Mortgage Loans maintained by the Seller to be clearly and unambiguously marked to indicate that the Mortgage Loans have been sold to the Trustee, as assignee of the Purchaser.

         The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to this Section 2.2.

         Notwithstanding the characterization of the Investor Certificates as debt for Federal, state and local income and franchise tax purposes, the parties hereto intend to treat the transfer of the Mortgage Loans as provided herein as a sale for accounting and other purposes, by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans and other property described above. In the event such transfer is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described above, whether now existing or hereafter created, to secure all of the Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law.

         Section 2.3. Payment of Purchase Price for the Mortgage Loans. In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $406,139,562.30 (the "Purchase Price"), and to transfer to the Seller on the Closing Date the Transferor Certificates.

                                 ARTICLE III

                        REPRESENTATIONS AND WARRANTIES;
                              REMEDIES FOR BREACH

         Section 3.1. Seller Representations and Warranties. The Seller represents and warrants to the Purchaser as of the Closing Date:

            (i) The Seller is a New York corporation, validly existing and in good standing under the laws of the State of New York, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller;

            (ii) The Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

            (iii) The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

            (iv) The execution, delivery and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the Certificate of Incorporation or Bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound; and

            (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Investor Certificates which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

         It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive the sale and assignment of the Mortgage Loans to the Purchaser. The Seller shall cure a breach of any representations and warranties in accordance with the Pooling and Servicing Agreement. It is understood and agreed that the remedy specified in the Pooling and Servicing Agreement shall constitute the sole remedy against the Seller respecting such breach.

         Section 3.2. Seller Representations and Warranties Relating to the Mortgage Loans. The Seller represents and warrants to the Purchaser as of the Cut-off Date, unless otherwise specifically set forth herein:

            (i) As of the Closing Date, this Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

            (ii) As of the Closing Date with respect to the Mortgage Loans and as of the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, either (A) this Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of the Seller in and to the Cut-off Date Asset Balances with respect to the applicable Mortgage Loans, all monies due or to become due with respect thereto (excluding payments in respect of accrued interest due on or prior to the Cut-off Date), and all proceeds of such Cut-off Date Asset Balances with respect to the Mortgage Loans and such funds as are from time to time deposited in the Collection Account (excluding any investment earnings thereon) and all other property specified in the first paragraph of Section 2.01(a) of the Pooling and Servicing Agreement as being part of the corpus of the Trust conveyed to the Trust by the Purchaser, and upon payment for the Additional Balances, will constitute a valid transfer and assignment to the Purchaser of all right, title and interest of the Seller in and to the Additional Balances, all monies due or to become due with respect thereto, and all proceeds of such Additional Balances and all other property specified in the first paragraph of Section 2.01(a) of the Pooling and Servicing Agreement relating to the Additional Balances or (B) this Agreement, as appropriate, constitutes a grant of a security interest (as defined in the UCC as in effect in California) in such property to the Purchaser. If this Agreement constitutes the grant of a security interest to the Purchaser in such property, the Purchaser shall have a first priority perfected security interest in such property, subject to the effect of Section 9-306 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Collection Account in accordance with the next to last paragraph of Section 3.02(b) of the Pooling and Servicing Agreement;

            (iii) As of the Closing Date with respect to the Mortgage Loans and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan and as of the date any Additional Balance is created, the information set forth in the Mortgage Loan Schedule for such Mortgage Loans is true and correct in all material respects;

            (iv) The applicable Cut-off Date Asset Balance has not been assigned or pledged, and the Seller is the sole owner and holder of such Cut-off Date Asset Balance free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loan, to sell, assign or transfer the same pursuant to this Agreement;

            (v) As of the Closing Date with respect to the Mortgage Loans and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the related Mortgage Note and the Mortgage with respect to each Mortgage Loan have not been assigned or pledged, and immediately prior to the sale of the Mortgage Loans to the Purchaser, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans, to sell and assign the same pursuant to this Agreement;

            (vi) As of the Closing Date with respect to the Mortgage Loans and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the related Mortgage is a valid and subsisting first or second lien, as set forth on the Mortgage Loan Schedule with respect to each related Mortgage Loan, on the property therein described, and as of the Cut-off Date and the applicable date of substitution the related Mortgaged Property is free and clear of all encumbrances and liens having priority over the first or second lien, as applicable, of such Mortgage except for liens for (i) real estate taxes and special assessments not yet delinquent; (ii) any first mortgage loan secured by such Mortgaged Property and specified on the Mortgage Loan Schedule; (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally; and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

            (vii) As of the Closing Date with respect to the Mortgage Loans and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, there is no valid offset, defense or counterclaim of any obligor under any Credit Line Agreement or Mortgage;

            (viii) To the best knowledge of the Seller, as of the Closing Date with respect to the Mortgage Loans and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

            (ix) As of the Closing Date with respect to the Mortgage Loans and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, there is no proceeding pending or, to the best knowledge of the Seller, threatened for the total or partial condemnation of the related Mortgaged Property, and such property is free of material damage;

            (x) To the best knowledge of the Seller, as of the Closing Date with respect to the Mortgage Loans and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be, liens prior or equal to the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xiv);

            (xi) No Minimum Monthly Payment is more than 59 days delinquent (measured on a contractual basis) and no more than 0.13% of the Mortgage Loans in Loan Group 1 and no more than 0.00% of the Mortgage Loans in Loan Group 2 (by Cut-off Date Loan Group Balance) were 30-59 days delinquent (measured on a contractual basis);

            (xii) As of the Closing Date with respect to the Mortgage Loans and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, for each Mortgage Loan, the related Mortgage File contains each of the documents and instruments specified to be included therein;

            (xiii) The related Mortgage Note and the related Mortgage at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan;

            (xiv) Either a lender's title insurance policy or binder was issued on the date of origination of the Mortgage Loan and each such policy is valid and remains in full force and effect, or a title search or guaranty of title customary in the relevant jurisdiction was obtained with respect to a Mortgage Loan as to which no title insurance policy or binder was issued;

            (xv) As of the Closing Date with respect to the Mortgage Loans and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, none of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not considered or classified as part of the real estate under the laws of the jurisdiction in which it is located;

            (xvi) As of the Cut-off Date for the Mortgage Loans in Loan Group 1 and for the Mortgage Loans in Loan Group 2 no more than 0.33% and 1.02%, respectively, of such Mortgage Loans, by aggregate principal balance, are secured by Mortgaged Properties located in one United States postal zip code;

            (xvii) The Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of 100%;

            (xviii) No selection procedure reasonably believed by the Seller to be adverse to the interests of the Certificateholders or the Credit Enhancer was utilized in selecting the Mortgage Loans;

            (xix) The Seller has not transferred the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors;

            (xx) The Minimum Monthly Payment with respect to any Mortgage Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Asset Balance during the interest period relating to the date on which such Minimum Monthly Payment is due;

            (xxi) Within 90 days of the Closing Date with respect to the Mortgage Loans and, to the extent not already included in such filing with respect to the Mortgage Loans, the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Seller will file UCC-1 financing statements with respect to the Mortgage Loans;

            (xxii) As of the Closing Date with respect to the Mortgage Loans and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, each Credit Line Agreement and each Mortgage Loan is an enforceable obligation of the related Mortgagor, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally;

            (xxiii) As of the Closing Date with respect to the Mortgage Loans and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property that has not been cured by a party other than the Master Servicer;

            (xxiv) The definition of "prime rate" in each Credit Line Agreement relating to a Mortgage Loan does not differ materially from the definition in the form of Credit Line Agreement in Exhibit D of the Pooling and Servicing Agreement;

            (xxv) The weighted average remaining term to maturity of the Mortgage Loans in Loan Group 1 and the Mortgage Loans in Loan Group 2 on a contractual basis as of the Cut-off Date for the Mortgage Loans is approximately 295 months and 297 months, respectively. On each date that the Loan Rates have been adjusted, interest rate adjustments on the Mortgage Loans were made in compliance with the related Mortgage and Mortgage Note and applicable law. Over the term of each Mortgage Loan, the Loan Rate may not exceed the related Loan Rate Cap, if any. The Loan Rate Caps for the Mortgage Loans in Loan Group 1 range between 11.75% and 18.00% and the weighted average Loan Rate Cap for Loan Group 1 is approximately 17.81%. The Loan Rate Caps for the Mortgage Loans in Loan Group 2 range between 11.75% and 18.00% and the weighted average Loan Rate Cap for Loan Group 2 is approximately 17.89%. The Gross Margins for the Mortgage Loans in Loan Group 1 range between 0.00% and 6.77% and the weighted average Gross Margin is approximately 2.36% as of the Cut-off Date for the Mortgage Loans in Loan Group 1. The Gross Margins for the Mortgage Loans in Loan Group 2 range between 0.00% and 6.00% and the weighted average Gross Margin is approximately 1.70% as of the Cut-off Date for the Mortgage Loans in Loan Group 2. The Loan Rates on the Mortgage Loans in Loan Group 1 range between 5.88% and 13.50% and the weighted average Loan Rate on the Mortgage Loans in Loan Group 1 is approximately 6.96%. The Loan Rates on the Mortgage Loans in Loan Group 2 range between 5.99% and 12.50% and the weighted average Loan Rate on the Mortgage Loans in Loan Group 2 is approximately 6.95%.

            (xxvi) As of the Closing Date with respect to the Mortgage Loans and the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, each Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected thereon, or an individual condominium unit, planned unit development unit or townhouse;

            (xxvii) No more than 17.30% (by Cut-off Date Loan Group Balance) of the Mortgage Loans in Loan Group 1 and no more than 20.47% (by Cut-off Date Loan Group Balance) of the Mortgage Loans in Loan Group 2 are secured by real property improved by individual condominium units, units in planned unit developments, townhouses or two-to-four family residences erected thereon, and at least 82.70% (by Cut-off Date Loan Group Balance) of the Mortgage Loans in Loan Group 1 and 79.53% (by Cut-off Date Loan Group Balance) of the Mortgage Loans in Loan Group 2 are secured by real property with a detached one-family residence erected thereon;

            (xxviii) The Credit Limits on the Mortgage Loans in Loan Group 1 range between approximately $7,350.00 and $1,000,000.00 with an average of approximately $30,819.99. The Credit Limits on the Mortgage Loans in Loan Group 2 range between approximately $7,500.00 and $1,000,000.00 with an average of approximately $88,166.46. As of the Cut-off Date for the Mortgage Loans, no Mortgage Loan in Loan Group 1 had a principal balance in excess of approximately $1,000,000.00 and no Mortgage Loan in Loan Group 2 had a principal balance in excess of approximately $1,000,000.00 and the average principal balance of the Mortgage Loans in Loan Group 1 and Loan Group 2 is equal to approximately $22,087.14 and $60,434.02, respectively;

            (xxix) Approximately 3.92% and 96.08% of the Mortgage Loans in Loan Group 1, by aggregate principal balance as of the Cut-off Date for the Mortgage Loans, are first and second liens, respectively. Approximately 3.12% and 96.88% of the Mortgage Loans in Loan Group 2, by aggregate principal balance as of the Cut-off Date for the Mortgage Loans, are first and second liens, respectively; and

          (xxx) All of the Mortgage Loans in Loan Group 1 have principal balances that conform to Fannie Mae guidelines.

         In the event of a breach of representation or warranty under the Pooling and Servicing Agreement, and with respect to the representations and warranties set forth in this Section 3.2 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Purchaser, the Seller, the Master Servicer, the Credit Enhancer or a Responsible Officer of the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the Purchaser or its assignee in the related Mortgage Loan then notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty and with respect to any breach of such representation or warranty or of any other representation or warranty that materially and adversely affects the interest of the Purchaser or its assignee in the related Mortgage Loan, the Seller shall cure, repurchase or substitute in accordance with the Pooling and Servicing Agreement.

         It is understood and agreed that the representations and warranties set forth in this Section 3.2 shall survive the transfer and assignment of the Mortgage Loans to the Purchaser. It is understood and agreed that the obligation of the Seller to accept a transfer of a Mortgage Loan as to which a breach has occurred and is continuing and has not been cured and to make any required deposit in the Collection Account or to substitute an Eligible Substitute Mortgage Loan, as the case may be, under Section 2.04 of the Pooling and Servicing Agreement, shall constitute the sole remedy against the Seller respecting such breach available to the Purchaser, Investor Certificateholders, the Trustee on behalf of Investor Certificateholders and the Credit Enhancer.

         The Purchaser acknowledges that the Seller, as Master Servicer, in its sole discretion, shall have the right to purchase for its own account from the Trust any Mortgage Loan which is 91 days or more delinquent at a price equal to the purchase price described below. The price for any Mortgage Loan purchased hereunder (which shall be calculated in the same manner set forth in Section 2.02 of the Pooling and Servicing Agreement) shall be deposited in the Collection Account and the Trustee, upon receipt of a certificate from the Master Servicer in the form of Exhibit G of the Pooling and Servicing Agreement, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee, the Credit Enhancer or the Certificateholders with respect thereto.

                                  ARTICLE IV

                              SELLER'S COVENANTS

         Section 4.1. Covenants of the Seller. The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trustee, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.1 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.


                                   ARTICLE V

                                   SERVICING

         Section 5.1. Servicing. The Seller will be the Master Servicer of the Mortgage Loans pursuant to the terms and conditions of the Pooling and Servicing Agreement.

                                  ARTICLE VI

                                  TERMINATION

         Section 6.1. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate upon the termination of the Trust as provided in Article X of the Pooling and Servicing Agreement.

                                 ARTICLE VII

                           MISCELLANEOUS PROVISIONS

         Section 7.1. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser, with the written consent of the Credit Enhancer, by written agreement signed by the Seller and the Purchaser.

         Section 7.2. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 7.3. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                  (i)      if to the Seller:

                           Countrywide Home Loans, Inc.
                           4500 Park Granada
                           Calabasas, CA  91302
                           Attention: David Walker

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

                  (ii)     if to the Purchaser:

                           CWABS, Inc.
                           4500 Park Granada
                           Calabasas, CA  91302
                           Attention: David Walker

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

         Section 7.4. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 7.5. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

         Section 7.6. Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of Investor Certificates representing interests in the Mortgage Loans.

         Section 7.7. Successors and Assigns: Assignment of Purchase Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Trustee and the Credit Enhancer. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, except that the Purchaser acknowledges and agrees that the Seller may assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a series of Investor Certificates representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to such Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trustee or the Credit Enhancer under the Pooling and Servicing Agreement. Such enforcement of a right or remedy by the Trustee or the Credit Enhancer shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

         Section 7.8. Survival. The representations and warranties set forth in Article III shall survive the purchase of the Mortgage Loans hereunder.

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                            CWABS, INC.,
                                               as Purchaser



                                            By: /s/ David Walker
                                               --------------------------
                                               Name:  David Walker
                                               Title: Vice President


                                            COUNTRYWIDE HOME LOANS, INC.,
                                               as Seller



                                            By: /s/ David Walker
                                               --------------------------
                                               Name:  David Walker
                                               Title: Executive Vice President

                                                               Schedule I

                                  SCHEDULE OF
                                MORTGAGE LOANS


                        [Delivered to the Trustee only]

STATE OF CALIFORNIA    )
                       ) ss.:
COUNTY OF LOS ANGELES  )



         On the 31st day of August 1999 before me, a Notary Public in and for said State, personally appeared David Walker, known to me to be a Vice President of CWABS, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                      /s/ Patricia Lappin
                                      ---------------------------------
                                      Notary Public

STATE OF CALIFORNIA    )
                       ) ss.:
COUNTY OF LOS ANGELES  )



         On the 31st day of August 1999 before me, David Walker of Countrywide Home Loans, Inc., personally appeared, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                      /s/ Patricia Lappin
                                      ---------------------------------
                                      Notary Public

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599






                                                   November 9, 1999


BY MODEM
--------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:   CWABS, Inc.
           Revolving Home Equity Loan Asset-Backed Certificates,
           Series 1999-C
           -----------------------------------------------------


Ladies and Gentlemen:

     On behalf of CWABS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for the Pooling and Servicing Agreement, the Purchase Agreement and the Mortgage Loan Statistics in connection with the above-referenced transaction.


                                                   Very truly yours,

                                                   /s/ Amy Sunshine

                                                   Amy Sunshine